Exhibit 10.56

***  Confidential Information Omitted and filed separately with the Securities and Exchange Commission.

CONTRACT FOR HOSPITAL INPATIENT SERVICES

Contract No.:	00-83123

Hospital:	ALTA HOLLYWOOD HOSPITALS, INC. dba: HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD

Address:	6245 De Longpre Avenue Hollywood, CA 90028

AND

Hospital:	ALTA HOLLYWOOD HOSPITALS, INC. dba: HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS

Address:	14433 Emelita Street Van Nuys, CA 91401

Provider No.:	HSC 30135H – Hollywood Comm. Hosp, Hollywood HSC 30135H – Hollywood Comm. Hosp, Van Nuys

TERMS OF THIS CONTRACT AMENDMENT MUST REMAIN CONFIDENTIAL AND NOT SUBJECT TO PUBLIC DISCLOSURE UNTIL:

SERVICES:	09-14-01

PER DIEM RATE:	09-14-04

CONFIDENTIAL
DO NOT RELEASE
Exempt From Public Records Act
Government Code Section 6254(q)

TABLE OF CONTENTS

ARTICLE 1	FORMATION
1.1	Identification of Parties
1.2	Specification of State’s Authority and Instrumentalities
1.3	Declaration that Beneficiaries under the Medi-Cal Program Are Not Third Party Beneficiaries under this Contract
1.4	Declaration of Present Contractual Intent
ARTICLE 2	DEFINITIONS
2.1	General Meaning of Words and Terms
2.2	Acute Administrative Day
2.3	Beneficiary
2.4	Department
2.5	Fiscal Intermediary
2.6	Inpatient Services
2.7	May
2.8	Shall
ARTICLE 3	PERFORMANCE PROVISIONS
3.1	General Agreement
3.2	Licensure and Certification as Conditions Precedent to State’s Payment Obligation
3.3	Utilization Controls: Compliance by Provider as Condition Precedent to Maturing State’s Payment Obligation
3.4	Appointment of Liaisons and Agency Status of Provider ‘s Liaison
3.5	Service Location
3.6	Quality of Care
3.7	Open Staff
3.8	Assumption of Risk by Provider
3.9	Delegation of Provider’s Duties: When Permitted
3.10	Patient Rights
3.11	Beneficiary Evaluation of Provider’s Services
3.12	Grievance Procedure
ARTICLE 4	PAYMENT PROVISIONS
4.1	Rate Structure; Contingent Liability of State
4.2	Rate Inclusive of Physician, Transportation and Certain Prior Patient Services
4.3	Billing Procedures as Express Conditions Precedent to State’s Payment Obligation
4.4	Cost Reports
4.5	Recovery of Overpayments to Provider, Liability for Interest
4.6	Customary Charges Limitation
4.7	Assumption of Debts, Liabilities, and respective Other Obligations Deriving from Contract No. 96-83089
ARTICLE 5	RECORDS AND AUDIT PROVISIONS
5.1	Onsite Reviews
5.2	Records to be Kept; Audit or Review: Availability; Period of Retention

ARTICLE 6	GENERAL PROVISIONS
6.1	Integration Clause
6.2	Performance Obligations; Effective Date and Term of this Waiver of Provider’s Right to Administrative Hearing
6.3	Headings – The headings of articles and paragraphs contained in this Contract are for reference purposes only and shall not affect in any way its meaning or interpretation.
6.4	Governing Authorities
6.5	Conformance with Federal Regulations
6.6	Application for Termination in the Face of a Declaration or Finding of Partial Invalidity
6.7	Restriction on Provider’s Freedom to Assign Benefits Only under this Contract or to Engage in Organic Change
6.8	Contract Officer - Delegation of Authority
6.9	Notice
6.10	Status as Independent Contractors
6.11	Informal Amendments Ineffective, Toleration of Deviation from Terms of Contract Not to be Construed as Waiver
6.12	Beneficiary Eligibility
6.13	Indemnification
6.14	Limitation of State Liability
6.15	Termination Without Cause
6.16	Termination for Default
6.17	Disputes
6.18	Conflict of Interest
6.19	Confidentiality of Information
6.20	Confidentiality of Contractual Provisions
6.21	Additional Provisions

APPENDIX A

APPENDIX B

ARTICLE 1
FORMATION

1.1                                 Identification of Parties

This Contract is between the State of California, hereinafter designated “the State,” and ALTA HOLLYWOOD HOSPITALS, INC., doing business as HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD and HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS, hereinafter designated “the Provider.”

1.2                                 Specification of State’s Authority and Instrumentalities

The Provider hereby recognizes that this Contract is formed under the authority of Sections 14081, et seq. of the Welfare and Institutions Code and the regulations adopted pursuant thereto which authorize the Department of Health Services to contract for provision of inpatient hospital services to beneficiaries eligible for such services under the Medi-Cal program in accordance with the rates, terms and conditions negotiated by the California Medical Assistance Commission.

1.3                                 Declaration that Beneficiaries under the Medi-Cal Program Are Not Third Party Beneficiaries under this Contract

Notwithstanding mutual recognition that services under this agreement will be rendered by the Provider to beneficiaries under the Medi-Cal program, as more fully defined in Paragraph 2.3, it is not the intention of either the State or Provider that such individuals occupy the position of intended third party beneficiaries of the obligations assumed by either party to this Contract.

1.4                                 Declaration of Present Contractual Intent

The State and the Provider, in consideration of the covenants, conditions, stipulations, terms and warranties hereinafter expressed, presently contract as follows.

ARTICLE 2
DEFINITIONS

2.1                                 General Meaning of Words and Terms

The words and terms used in this Contract are intended to have their usual meanings unless a particular or more limited meaning is associated with their usage in Sections 14000, et seq. of the Welfare and Institutions Code, or Title 22 of the California Code of Regulations pertaining to the rendition of health care or unless specifically defined in this Article or otherwise in this Contract.

2.2                                 Acute Administrative Day

“Acute Administrative Day” means those days approved in an acute inpatient facility which provides a higher level of care than that currently needed by the patient (22 California Code of Regulations Section 51173).

2.3                                 Beneficiary

“Beneficiary” means a person certified, pursuant to Sections 14016 and 14018 of the Welfare and Institutions Code, as eligible for Medi-Cal, except that beneficiary shall not include Medi-Cal beneficiaries enrolled in Prepaid Health Plans or other organized health systems which contract with the Department under the provisions of Sections 14000, et seq. of the Welfare and Institutions Code, and the regulations and definitions adopted under Title 22 of the California Code of Regulations.  A beneficiary also includes that person whose eligibility was not determined until after the rendition of inpatient services.  Medi-Cal beneficiaries who are also eligible for Medicare hospital benefits under the provisions of Title XVIII of the Social Security Act, and who have not exhausted those benefits, are not considered beneficiaries within the meaning of this Contract.  Beneficiary does not include those individuals receiving skilled nursing facility or long term care services or acute administrative day care.

2.4                                 Department

“Department” means the State Department of Health Services.

2.5                                 Fiscal Intermediary

“Fiscal Intermediary” means that person or entity who has contracted, as specified in Section 14104.3 of the Welfare and Institutions Code, with the Department to perform fiscal intermediary services related to this Contract.

2.6                                 Inpatient Services

“Inpatient Services” includes, but is not limited to, the following services when rendered in accordance with Sections 14133 and 14133.1 of the Welfare and Institutions Code, and Section 51327 of Title 22 of the California Code of Regulations to a Medi-Cal beneficiary:

(a)              Bed and board;

(b)             Medical, nursing, surgical, pharmacy and dietary services;

(c)              All diagnostic and therapeutic services required by the beneficiary, including physicians’ services, except as noted in Appendix A which is incorporated herein by this reference;

(d)             Use of hospital facilities, medical social services furnished by the hospital, and such drugs, including takehome drugs, biologicals, supplies, appliances and equipment, as are required by the beneficiary.

(e)              Transportation services subsequent to admission required in providing inpatient services under this Contract.

(f)                All other services provided to hospital inpatients except as noted in Appendix A.

(g)             Services rendered by the Provider within 24 hours prior to the beneficiary’s admission as an inpatient, such as outpatient or emergency services which are related to the condition for which the beneficiary is admitted as an inpatient.

(h)                             Administrative services required in providing inpatient services under this Contract.

2.7                                 May

“May” is used to indicate a permissive or discretionary term of function.

2.8                                 Shall

“Shall” is used to introduce a covenant of either the State or the Provider, and is mandatory.

ARTICLE 3
PERFORMANCE PROVISIONS

3.1                                 General Agreement

(a)                             Provider agrees to render inpatient services (Paragraph 2.7) to any eligible beneficiary (Paragraph 2.3) in need of such services and assumes full responsibility for provision of all inpatient services, either directly, or as otherwise provided in this Contract.  Provider agrees to accept as payment in full for these inpatient services payment from the Department as provided in Article 4 of this Contract.  The Department agrees to pay the Provider for such services rendered in accordance with the terms and under the express conditions of this Contract.

(b)                            Provider shall, at its own expense, provide and maintain facilities and professional, allied and supportive paramedical personnel to provide all necessary and appropriate inpatient services.

(c)                             Provider shall, at its own expense, provide and maintain the organizational and administrative capabilities to carry out its duties and responsibilities under this Contract and all applicable statutes and regulations pertaining to Medi-Cal providers.

(d)                            For the purpose of (a) of this Paragraph “any eligible beneficiary” means any individual who meets the criteria established in Paragraph 2.3 of this Contract without reference to residence, domicile or any other geographic factor.

(e)                             For the purpose of (a) of this Paragraph “all inpatient services” means those services defined in Paragraph 2.7 of this Contract unless expressly excluded in Appendix A of this Contract.

3.2                                 Licensure and Certification as Conditions Precedent to State’s Payment Obligation

(a)                             Provider hereby represents and warrants that it is currently, and for the duration of this Contract shall remain,

licensed as a general acute care hospital in accordance with Sections 1250 et seq. of the Health and Safety Code and the licensing regulations contained in Title 22 and Title 17 of the California Code of Regulations.

(b)                             Provider hereby represents and warrants that it is currently, and for the duration of this Contract shall remain, certified under Title XVIII of the Federal Social Security Act.

(c)                              Provider agrees that compliance with its obligations to remain licensed as a general acute care hospital as provided in (a) of this Paragraph, and certified under the Federal Social Security Act as provided in (b) of this Paragraph shall be express conditions precedent to maturing the State’s payment obligations under Paragraph 3.1(a) and Article 4 of this Contract.

3.3                                 Utilization Controls: Compliance by Provider as Condition Precedent to Maturing State’s Payment Obligation

As express conditions precedent to maturing the State’s payment obligation under the terms of this Contract the Provider shall adhere to all utilization controls and obtain prior authorization for services in accordance with the statutes and, except for those provisions waived by the Director of the Department of Health Services, regulations and Provider Bulletins governing the Medi-Cal program (Paragraph 6.4 [a] [1]).

3.4                                 Appointment of Liaisons and Agency Status of Provider ‘s Liaison

(a)                              Provider shall designate in writing a person to act as liaison to the Department.  Such person shall coordinate all communications between the parties.  The written designation of such person shall constitute the conferral of full agency powers to bind the Provider as principal in all dealings with the Department.

(b)                             The Department shall designate a liaison in conformity with the procedures and with such authority as specified in Paragraph

6.8 of this Contract.  Communications to the Department shall be submitted to its liaison at the following address:

Contract Officer
Medi-Cal Operations Division
P.O. Box 942732
Sacramento, CA 94234-7320

3.5                               Service Location

Inpatient services rendered pursuant to this Contract shall be rendered at the following facilities:

HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD 6245 De Longpre Avenue Hollywood, CA 90028

HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS 14433 Emelita Street Van Nuys, CA 91401

3.6                               Quality of Care

As express conditions precedent to maturing the State’s payment obligation under the terms of this Contract, the Provider shall:

(1)                                Assure that any and all eligible beneficiaries receive care as required by Sections 51207 (a) (4) and 70703 (a) of Title 22 of the California Code of Regulations.

(2)                                Take such action as required by Provider’s Medical Staff Bylaws against medical staff members who violate those bylaws, as the same may be from time to time amended.

(3)                                Provide inpatient services in the same manner to beneficiaries as it provides to all patients to whom it renders inpatient services.

(4)                                Not discriminate against Medi-Cal beneficiaries in any manner, including admission practices, placement in special or separate wings or rooms, provision of special or separate meals, or waiting time for surgical procedures.

3.7                               Open Staff

Provider shall not deny medical staff membership or clinical privileges for reasons other than a physician’s individual qualifications as determined by professional and ethical criteria, uniformly applied to all medical staff applicants and members.  Determination of medical staff membership or clinical privileges shall not be made upon the basis of:

(1)                                The existence of a contract with the Provider or with others;

(2)                                Membership in or affiliation with any society, medical group or teaching facility or upon the basis of any criteria lacking professional justification, such as sex, race, creed or national origin.

3.8                               Assumption of Risk by Provider

The Provider shall bear total risk for the cost of all inpatient services rendered to each beneficiary covered by this Contract.  As used in this Paragraph “risk” means that the Provider covenants to accept as payment in full for any and all inpatient services (Paragraph 2.6) payments made by the State pursuant to Article 4 of this Contract.  Such acceptance shall be made irrespective of whether the cost of such services, transportation and related administrative expenses shall have exceeded the payment obligation of the State matured under the conditions set forth in this Contract.  The term “risk” also includes, but is not limited to the cost for all inpatient services for illness or injury which results from or is contributed to by catastrophe or disaster which occurs subsequent to the effective date of this Contract, including but not limited to acts of God, war or the public enemy.

3.9                               Delegation of Provider’s Duties: When Permitted

The Provider and State recognize that the inpatient hospital services covered by this Contract are personal and non-delegable.  Any attempt by the Provider to delegate or otherwise vest responsibility for performance of its duties in any manner shall constitute a present material breach of this Contract.

3.10                         Patient Rights

The Provider shall adopt and post in a conspicuous place a

written policy on patient’s rights in accordance with Section 70707 of Title 22 of the California Code of Regulations.  Procedures for resolving a beneficiary’s complaint involving patients’ rights may be combined with the grievance procedure in Paragraph 3.12.  Complaints by beneficiaries with regard to substandard conditions may be instigated by the Department’s Licensing and Certification Division or by the Joint Commission on Accreditation of Healthcare Organization, or such other agency, as required by law or regulation.

3.11                         Beneficiary Evaluation of Provider’s Services

The Provider shall provide a written questionnaire to the beneficiary at the time of the beneficiary’s admission.  The questionnaire shall be approved by the Department and offer the beneficiary the opportunity to evaluate the care given.  It shall be collected at the time of discharge and maintained in the Provider’s file for four years, and shall be made available to agents of the Department.

3.12                         Grievance Procedure

The Provider shall establish and maintain a procedure for resolving beneficiary grievances.  Such procedure shall be approved by the Department prior to implementation.  The grievance procedure shall include:

(1)                                Immediate recording of all grievances received, including information sufficient to identify the grievant, date of receipt, nature of the problem, date and resolution or disposition of the grievance.  Such records and related documents shall be open to inspection by the Department and the Federal Department of Health and Human Services for a period of four years.

(2)                                A finding of fact and resolution within 30 days of receipt of the grievance.

(3)                                In those cases where the grievant is not identifiable, or when the problem cannot be resolved, entry of notations to that effect in the record, including the reasons why the grievance could not be resolved and the individual responsible for that decision.

(4)                                  If the grievant is identifiable, transmittal of a copy of the finding of fact, and an explanation of the resolution or disposition of the grievance to the grievant and the Department within five days of the decision.

(5)                                  If the grievant is identifiable, notification to the grievant regarding a right to appeal the disposition of the grievance in the form of a complaint with the Department’s liaison designated under Paragraph 6.8.

(6)                                  A grievance coordinator.

ARTICLE 4
PAYMENT PROVISIONS

4.1           Rate Structure; Contingent Liability of State

Provided that there shall first have been a submission of claims in accordance with Paragraph 4.3 of this Contract, the Provider shall be paid at the all-inclusive rate per patient per day of *** for inpatient services provided to beneficiaries.

4.2           Rate Inclusive of Physician, Transportation and Certain Prior Patient Services

The rate structure under Paragraph 4.1 of this Contract is intended by both the State and Provider to be inclusive of all inpatient services rendered by the Provider and to constitute the State I s only financial obligation under this Contract.  As nonlimiting examples:

(a)           There shall be no separate billing by either the Provider or physicians for inpatient services rendered by physicians to beneficiaries covered by this Contract, except for those inpatient services set forth in Appendix A previously incorporated by reference as part of this Contract.

(b)           There shall be no separate billing for any transportation services required in providing inpatient services under this Contract.

(c)           There shall be no separate billing for any services rendered by the Provider within a 24-hour period prior to the beneficiary’s admission as an inpatient, such as outpatient or emergency services, which are related to the condition for which the beneficiary is admitted as an inpatient.  Such prior services shall be deemed inpatient services and included in the rates set under Paragraph 4.1.

4.3           Billing Procedures as Express Conditions Precedent to State’s Payment Obligation

(a)           As an express condition precedent to maturing the State’s payment obligation under Paragraph 4.1 of this Contract, the Provider shall determine that inpatient services rendered directly are not covered, in whole or in part, under any other state or federal medical care program or under any other contractual or legal entitlement, including, but not limited to, a private group indemnification or insurance program or workers’ compensation.  To the extent that such coverage is available, the State’s payment obligation pursuant to paragraph 4.1 shall be reduced.

(b)           As a further express condition precedent to maturing the State is payment obligation under Paragraph 4.1 of this Contract, the Provider shall submit claims to the fiscal intermediary for all services rendered under the terms of this Contract, in accordance with the applicable billing requirements contained in Title 22 of the California Code of Regulations.

(c)           A day of service shall be billed for each beneficiary who occupies an inpatient bed at 12:00 midnight in the facilities of the Provider.  However, a day of service may be billed if the beneficiary is admitted and discharged during the same day provided that such admission and discharge is not within 24 hours of a prior discharge.  Only one patient day of service may be billed for mother and newborn child (children) when both mother and newborn child (children) are inpatients of the hospital.

4.4           Cost Reports

Although they shall not be used for payment purposes under this Contract, as an express condition precedent to maturing the State’s payment obligation under Paragraph 4.1 of this Contract the Provider shall complete and file Medi-Cal cost reports in accordance with the requirements in effect during the terms of this Contract.

4.5           Recovery of Overpayments to Provider, Liability for Interest

(a)           When an audit performed by the Department, the State Controller’s Office, or any other State agency discloses that the Provider has been overpaid under this Contract, or where the total payments exceed the total liability under this Contract, the Provider covenants that any such overpayment or excess payments over liability may be recouped by the Department withholding the amount due from future payments, seeking recovery by payment from the Provider, or a combination of these two methods.

(b)           Overpayments determined as a result of audits of periods prior to the effective date of this Contract may be recouped by the Department withholding the amount due from what would otherwise be the State’s liability under this Contract, seeking recovery by payment from the Provider, or a combination of those two methods.

(c)           When the Department seeks recoupment or recovery under (a) of this Paragraph the Provider may appeal according to applicable procedural requirements of Sections 51016-51047 of Title 22 of the California Code of Regulations, with the following exceptions:

(1)           There shall be no informal hearing.

(2)           The recovery or recoupment shall commence sixty (60) days after issuance of account status or demand resulting from an audit or review and shall not be deferred by the filing of a request for hearing pursuant to Section 51022 of Title 22 of the California Code of Regulations.

(3)           The Provider’s liability to the State for any amount recovered under this Paragraph shall be as provided in Sections 14171 and 14171.5 of the Welfare and Institutions Code and regulations adopted pursuant thereto.

4.6           Customary Charges Limitation

(a)           No provision in this Contract withstanding, the State’s total liability to the Provider shall not exceed the Provider’s total customary charges for like services during each hospital fiscal year or part thereof, in which this Contract is in effect.  The Department may recoup any excess of total payments above such total customary charges under Paragraph 4.5.

(b)           As used in (a) of this Paragraph “customary charges” is defined in conformity with 42 USC Section 1395(f) and the regulations promulgated pursuant thereto.

4.7           Assumption of Debts, Liabilities, and respective Other Obligations Deriving from Contract No. 96-83089

The parties hereby agree to assume all their respective debts, liabilities, and other obligations related to or deriving from Contract No.  96-83089 between HOLLYWOOD HOSPITAL MEDICAL CENTER, INC., A CALIFORNIA LIMITED PARTNERSHIP doing business as HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD, and the Department of Health Services.

ARTICLE 5
RECORDS AND AUDIT PROVISIONS

5.1           Onsite Reviews

(a)           Agents of the Department shall conduct periodic audits or reviews, including onsite audits or reviews, of performance under this Contract.  These audits or reviews may evaluate the following:

(1)           Level and quality of care, and the necessity and appropriateness of the services provided.

(2)           Internal procedures for assuring efficiency, economy and quality of care.

(3)           Grievances relating to medical care and their disposition.

(4)           Financial records when determined necessary by the Department to protect public funds.

(b)           The Provider shall make adequate office space available for the review team or auditors to meet and confer.  Such space must be capable of being locked and secured to protect the work of the review team or auditors during the period of their investigation.

(c)           Onsite reviews and audits shall occur during normal working hours with at least 72-hour notice, except that unannounced onsite reviews and requests for information may be made in those exceptional situations where arrangement of an appointment beforehand is clearly not possible or clearly inappropriate to the nature of the intended visit.

5.2           Records to be Kept; Audit or Review: Availability; Period of Retention

The Provider covenants that:

(1)           It shall maintain books, records, documents, and other evidence, accounting procedures, and practices sufficient to reflect properly all direct and indirect costs of whatever nature claimed to have been incurred in the performance of this Contract.

(2)           The above information shall be maintained in accordance with Medicare principles of reimbursement and generally accepted accounting principles, and shall be consistent with the requirements of the Office of Statewide Health Planning and Development.

(3)           The Provider shall also maintain medical records required by Sections 70747 - 70751 of the California Code of Regulations, and other records related to a beneficiary’s eligibility for services, the service rendered, the beneficiary to whom the service was rendered, the date of the service, the medical necessity of the service and the quality of the care provided.  Records shall be maintained in accordance with Section 51476 of Title 22 of the California Code of Regulations.  The foregoing constitute “records” for the purposes of this Paragraph.

(4)           The facility or office, or such part thereof as may be engaged in the performance of this Contract, and the information specified in this Paragraph shall be subject at all reasonable times to inspection, audits and reproduction by any duly authorized agents of the Department, the Federal Department of Health and Human Services and Comptroller General of the United States.  The Federal Department of Health and Human Services and Comptroller General of the United States are intended third party beneficiaries of this covenant.

(5)           Preserve and make available its records relating to payments made under this Contract for a period of four years from the close of the Provider’s fiscal year, or for such longer period, required by subparagraphs (A) and (B) below.

(A)          If this Contract is terminated, the records relating to the work terminated shall be preserved and made available for a period of four years from the date of the last payment made under the Contract.

(B)           If any litigation, claim, negotiation, audit or other

action involving the records has been started before the expiration of the four year period, the related records shall be retained until completion and resolution of all issues arising therefrom or until the end of the four year period whichever is later.

ARTICLE 6
GENERAL PROVISIONS

6.1           Integration Clause

The State and Provider declare that this instrument, including Appendix A and Appendix B, contains a total integration of all rights and obligations of both parties.  There are no extrinsic conditions or collateral agreements or undertakings of any kind.  In regarding this instrument as the full and final expression of their Contract it is the express intention of both the State and the Provider that any and all prior or contemporaneous agreements, promises, negotiations, or representations, either oral or written, relating to the subject matter and period of time governed by this instrument which are not expressly set forth herein are to have no force, effect, or legal consequence of any kind.

6.2           Performance Obligations; Effective Date and Term of this Waiver of Provider’s Right to Administrative Hearing

Performance obligations assumed under this Contract shall commence on the 14th day of September 2000, and shall apply to all inpatient admissions on or after this date.  This Contract shall continue indefinitely subject to the provisions of Paragraph 6.14 and the rights of termination reserved under Paragraphs 6.15, 6.16 and 6.18.  However, the terms of this Contract shall continue to apply to any beneficiary receiving inpatient services at the date of termination.  There shall be no entitlement to an administrative hearing pursuant to these sections.  The Provider waives any claim it may have to such a hearing in consideration of the covenants, conditions and provisions of this Contract.

6.3           Headings – The headings of articles and paragraphs contained in this Contract are for reference purposes only and shall not affect in any way its meaning or interpretation.

6.4           Governing Authorities

(a)           This Contract shall be governed and construed in accordance with:

(1)           Part 3, Division 9 of the Welfare and Institutions Code; Divisions 3 and 5 of Title 22 of the California Code of Regulations; and all other applicable state laws and regulations according to their content on the effective date stipulated in Paragraph 6.2; and

(2)           Titles 42 and 45 (Part 74) of the Code of Federal Regulations and all other applicable federal laws and regulations according to their content on and after the effective date stipulated in Paragraph 6 .2, except those provisions or applications of those provisions waived by the Secretary of the Department of Health and Human Services.

(b)           Any provision of this Contract in conflict with the laws or regulations stipulated in (a) of this Paragraph is hereby amended to conform to the provisions of those laws and regulations.  Such amendment of the Contract shall be effective on the effective date of the statute or regulation necessitating it, and shall be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties as provided in Paragraph 6.11.

6.5           Conformance with Federal Regulations

The Provider stipulates that this Contract, in part, implements Title XIX of the Federal Social Security Act and, accordingly, covenants that it will conform to such requirements and regulations as the United States Department of Health and Human Services may issue from time to time, except for those provisions waived by the Secretary of Health and Human Services.

6.6           Application for Termination in the Face of a Declaration or Finding of Partial Invalidity

In the event any provision of this Contract is declared null and void by any court of law, either party may apply to that court for permission to immediately rescind the remainder of the Contract.  In ruling upon this request the court shall consider the impact upon the affected Medi-Cal population as well as the relative degree of hardship which would be imposed upon either or both of the parties if the request is denied.

6.7           Restriction on Provider’s Freedom to Assign Benefits Only under this Contract or to Engage in Organic Change

The State and Provider hereby declare their mutual recognition that the subject matter of this Contract is personal, being founded upon the State’s confidence in the reputation, type and location of facilities, and other personal attributes of the Provider.  For this reason:

(1)           Unless given prior written approval by the Department any attempt by the Provider to make an assignment of the right to receive the contingent payment obligations of the State under this contract shall operate as an express condition subsequent to those obligations discharging the State from what may otherwise have been a matured obligation of performance.

(2)           If the Provider desires to make an assignment of rights only under this Contract it shall submit a written application for approval to the Department.  Such an application shall identify the proposed assignee and include a detailed explanation of the reason and basis for the proposed assignment.  If the Department is satisfied that the proposed assignment is consistent with the continued receipt of satisfactory performance on the part of the Provider it shall be approved in writing.  The effective date of the assignment shall be the date upon which the Department issues written approval.

(3)           Unless given prior written approval by the Department any attempt by the Provider to participate as a constituent entity in any merger, consolidation or sale of assets other than in the regular course of business shall operate as an express condition subsequent discharging the State from what may otherwise have been a matured obligation of performance under this Contract.

(4)           If the Provider desires to participate as a constituent entity in any merger, consolidation or sale of assets other than in the regular course of business it shall submit a written application for approval to the Department.  The Department shall act upon such requests within 30 days of the receipt of such requests.

(A)          If approval is sought for participation in a merger or consolidation the application shall identify all proposed constituent entities and disclose the rights and preferences of all classes of stock in the resulting or surviving entity.  In addition, the application shall inform the Department of the licensure and certification status of the proposed resulting or surviving entity (Paragraph 3.2), and such other information as the Department may require.

(B)           If application is sought for approval of a sale of assets other than in the regular course of business it shall identify the purchaser; inform the Department of licensure and certification status of the purchaser (Paragraph 3.2); and, such other information as the Department may require.

(5)           If the Department is satisfied that the proposed merger, consolidation or sale of assets other than in the regular course of business is consistent with the continued satisfactory performance of the Provider is obligations under this Contract it shall be approved in writing.  The effective date of the merger, consolidation or sale of assets other than in the regular course of business shall be no earlier than the date upon which the Department issues written approval.

6.8                                 Contract Officer - Delegation of Authority

The Department will administer this Contract through a single administrator, the Contract Officer.  Until such time as the Director gives the Provider written notice of successor appointment, the person designated above shall make all determinations and take all actions necessary to administer this Contract, subject to the limitations of California laws and state administrative regulations.  No person other than the Contract Officer or the Director shall have the power to bind the Department relative to the rights and duties of the Contractor and the Department under this Contract, nor shall any other person be considered to have the delegated authority of the Contract Officer or to be acting on his behalf unless the Contract Officer has expressly stated in writing that that person is acting as his authorized agent.

6.9                                 Notice

Any notice required to be given pursuant to the terms and provisions of the Contract shall be in writing and shall be sent by certified mail, return receipt requested.  Notice to the Department shall be sent to the following address:

Contract Officer
Medi-Cal Operations Division
P.O. Box 942732
Sacramento, CA 94234-7320.

Notice to the Provider shall be sent to the Chief Executive Officer at the following address:

HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD
6245 De Longpre Avenue
Hollywood, CA 90028

6.10                           Status as Independent Contractors

The State and Provider hereby acknowledge that they are

independent contractors to one another and neither is an officer, agent, or employee of the other for any purpose.

6.11                           Informal Amendments Ineffective, Toleration of Deviation from Terms of Contract Not to be Construed as Waiver

(a)                                  It is the express intention of both the State and Provider that the terms of this totally integrated writing shall comprise their entire Contract and are not subject to rescission, modification or waiver except as defined in a subsequent written instrument executed in the same manner and with the same authority.  In furtherance of this agreement the State and Provider mutually covenant and request of any reviewing tribunal that any claim of rescission, modification, or waiver predicated upon any evidence other than a subsequent written instrument executed in the same manner and with the same authority as this writing be regarded as void.

(b)                                 The informal toleration by either party of defective performance of any independent covenant in this Contract shall not be construed as a waiver of either the right to performance or the express conditions which have been created in this Contract.

6.12                           Beneficiary Eligibility

This Contract is not intended to change the determination of Medi-Cal eligibility for beneficiaries in any way.  However, in the event the California State Legislature or Congress of the United States enacts a statute which redefines Medi-Cal eligibility so as to affect the provision of inpatient services under this Contract, this new definition shall apply to the terms of this Contract.

6.13                           Indemnification

The Provider covenants to indemnify, defend and hold harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers or any other person, firm or corporation furnishing or supplying work, services, materials or supplies in connection with the performance of this Contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Provider in the performance of this Contract.

6.14                           Limitation of State Liability

No provision of this Contract withstanding, the liability of the State shall not exceed the amount of funds appropriated in the support of this Contract by the California Legislature.  Any requirement of performance by the Department and the Provider is dependent upon the availability of appropriations by the Legislature for the purpose of this Contract.

6.15                           Termination Without Cause

The Provider or the State may terminate this Contract without cause in accordance with this Paragraph.  Termination without cause shall be effected by giving written notice of the termination to the other party at least 120 days prior to the effective date of the termination and stating the effective date of the termination.

6.16                           Termination for Default

(a)                                  The State may terminate this Contract for default upon thirty (30) days written notice to the Provider, except in cases where the Department determines that the health and welfare of Medi-Cal beneficiaries is jeopardized by continuation of the Contract, in which case the Contract may be immediately terminated.  Notification shall state the effective date of and grounds for termination.

(b)                                 The State may terminate this agreement upon thirty (30) days written notice to the Provider in the event that: (1) The Secretary of the Department of Health and Human Services determines that the Provider does not meet the requirements for participation in the Medicaid program, Title XIX of the Social Security Act; (2) The Provider has violated the conflict of interest provisions contained in Paragraph 6.18 of this Contract; or, (3) The Department determines that the Provider is abusing or defrauding the Medi-Cal program or its beneficiaries.

6.17                           Disputes

(a)                                  As an alternative to the judicial remedy available to the Provider under Section 14087.27(a) of the Welfare and Institutions Code the Provider may appeal disputes relating to performance under this Contract to an independent hearing examiner appointed by the Director of the Department.  The proceedings for review of such disputes shall be conducted by the hearing examiner and a decision rendered pursuant to the applicable procedural requirements of Sections 51016-51047 of Title 22 of the California Code of Regulations regarding provider audit appeals with the following exceptions:

(1)                                  There shall be no informal hearing.

(2)                                  All references to a hearing officer shall apply to the independent hearing examiner appointed by the Director of the Department.

(b)                                 The State and Provider stipulate recognition that the Provider Audit Appeals provisions referenced in (a) of this Paragraph were enacted as an administrative mechanism for disputing audit or examination findings regarding the Provider’s cost report.  The obligations of the parties to this Contract are not predicated upon a reimbursement of cost basis and, for that reason, many of the provisions of Section 51016-51047 of Title 22 of the California Code of Regulations, such as cost reports, amended cost reports, audit reports, amended audit reports, home office-chain organization related entities, and informal hearings will not be applicable in the resolution of disputes arising under this Contract.  “Applicable procedural requirements” is employed in (a) of this Paragraph to render irrelevant such inapplicable provisions.

6.18                           Conflict of Interest

(a)                                  The Provider is subject to the terms and conditions of Section 51466 of Title 22 of the California Code of Regulations as promulgated pursuant to Sections 14022, 14124.5, 14030 and 14031 of the Welfare and Institutions Code, and must submit a Medi-Cal Personal Disclosure Statement of Significant Beneficial Interest form as provided by the Department.

(b)                                 This Contract shall be terminated immediately if it is determined that a state officer or state employee responsible for development, negotiation, contract management, or supervision of this Contract has a financial interest in the Contract as that term is defined in Section 87103 of the Government Code and the regulations adopted pursuant thereto.

6.19                           Confidentiality of Information

(a)                                  No provision of this Contract withstanding, names of persons receiving public social services are confidential and are to be protected from unauthorized disclosure in accordance with Title 45, Code of Federal Regulations Section 205.50; Sections 10850 and 14100.2 of the Welfare and Institutions Code; and, regulations adopted pursuant thereto.  For the purpose of this Contract, all information, records, and data elements pertaining to beneficiaries shall be protected by the Provider from unauthorized disclosure.

(b)                                 With respect to any identifiable information concerning beneficiaries under this Contract that is obtained by the Provider, the Provider:

(1)                                  Shall not use any such information for any purpose other than carrying out the express terms of this Contract;

(2)                                  Shall promptly transmit to the Department all requests for disclosure of such information;

(3)                                  Shall not disclose, except as otherwise specifically permitted by this Contract, any such information to any party other than the Department without the Department’s prior written authorization specifying that the information may be released under Title 45, Code of Federal Regulations Section 205.50; Sections 10850 and 14100.2 of the Welfare and Institutions Code; and, regulations adopted pursuant thereto; and,

(4)                                  Shall, at the termination of this Contract, return all such information to the Department or maintain such information according to written procedures sent to the Provider by the Department for this purpose.

6.20                           Confidentiality of Contractual Provisions

This Contract and its terms shall remain confidential and the terms of the Contract may be disclosed by the parties only in accordance with the disclosure time limits set out in Government Code Section 6254 (q).

6.21                           Additional Provisions

Provider shall comply with Paragraphs 1.0 through 6.0 as set forth in “Appendix B,” attached hereto and incorporated herein by this reference, but only to the extent that it is mandated by law that the State incorporate and enforce such provisions in this Contract, and the Provider reserves any and all rights it may have to seek administrative and/or judicial review with respect to such provisions.

EXECUTION

This Contract shall be deemed duly executed and binding upon execution by both Parties below.

Executed on September 8, 2000, at
Santa Monica, CA 90405
(City, State, Zip)

Alta Healthcare System, Inc.

By:
Signature

David R. Topper, President and CEO
Type Name and Title

Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys

By:
Signature

Remy Hart, CEO
Type Name and Title

Executed on NOV – 2  2000, at
Sacramento, California

STATE OF CALIFORNIA

By:
Diana M. Bontá, R.N., Dr. P.H.
Director
Department of Health Services

APPENDIX A

HOSPITAL NAME:	Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys New Contract

DATE PREPARED:	August 31, 2000

PREPARED BY:	Karen A. Thalhammer

I.                                         SERVICES NOT PROVIDED BY HOSPITAL OR ITS DELEGATE UNDER THIS CONTRACT AND NOT REIMBURSABLE

UNIVERSAL BILLING CODES
INTENSIVE CARE, TRAUMA	208
INTENSIVE CARE, POST ICU	206
INTENSIVE CARE, PEDIATRIC	203
INTENSIVE CARE, LUNG TRANSPLANT	083
INTENSIVE CARE, HEART-LUNG TRANSPLANT	084
INTENSIVE CARE, HEART TRANSPLANT	086
INTENSIVE CARE, LIVER TRANSPLANT	087
INTENSIVE CARE, BONE MARROW TRANSPLANT	088
INTENSIVE CARE, KIDNEY TRANSPLANT	089
INTENSIVE CARE, BURN CARE IN LICENSED BURN CENTER BEDS	207
CORONARY CARE, GENERAL	210
CORONARY CARE, MYOCARDIAL INFARCTION	211
CORONARY CARE, OTHER	219
CORONARY CARE, PULMONARY CARE	212
CORONARY CARE, POST CCU	214
NURSERY, NEONATAL INTENSIVE CARE	175
LITHOTRIPSY	090
PEDIATRIC - PRIVATE	113
PEDIATRIC - SEMI-PRIVATE 2 BEDS	123
PEDIATRIC - SEMI-PRIVATE 3 OR 4 BEDS	133
PEDIATRIC - WARD (MEDICAL OR GENERAL)	153
OBSTETRIC - PRIVATE	112
OBSTETRIC - SEMI-PRIVATE 2 BEDS	122
OBSTETRIC - SEMI-PRIVATE 3 OR 4 BEDS	132
OBSTETRIC - WARD (MEDICAL OR GENERAL)	152
NURSERY NEWBORN, WELL BABY	171
NURSERY ACUTE WITHOUT ASSOCIATED DELIVERY	085
NURSERY NEWBORN, INELIGIBLE	094
MOTHER NURSERY ACUTE WITH ASSOCIATED DELIVERY	095
ADMINISTRATIVE DAY	098*
REHABILITATION - PRIVATE	118
REHABILITATION - SEMI-PRIVATE 2 BEDS	128
REHABILITATION - SEMI-PRIVATE 3 OR 4 BEDS	138
REHABILITATION - WARD (MEDICAL OR GENERAL)	158

CPT-4 CODES
CARDIAC CATHETERIZATION	93501-93562
CARDIOVASCULAR SURGERY	33010-37799
ABORTIONS	59840-59857
STERILIZATION	55250,55450,56301,56302
STERILIZATION	58600,58605,58611,58615
NEUROSURGERY	61000-64999
CORNEAL TRANSPLANTS	65710,65730,65750,65755
RADIATION THERAPY	77261-77499,77750-77799
THERAPEUTIC NUCLEAR MEDICINE	79000-79999
MAGNETIC RESONANCE IMAGING	70336,70540
MAGNETIC RESONANCE IMAGING	70551-70553,71550
MAGNETIC RESONANCE IMAGING	72141-72142,72146-72149
MAGNETIC RESONANCE IMAGING	72156-72158,72196
MAGNETIC RESONANCE IMAGING	73220-73221,73720-73721
MAGNETIC RESONANCE IMAGING	74181,75552,75554-75556
MAGNETIC RESONANCE IMAGING	76093-76094,76400
HYPERBARIC OXYGEN	99183

*BILLABLE ONLY OUTSIDE THE PROVISIONS OF THE CONTRACT.

APPENDIX A (CONTINUED)

HOSPITAL NAME:	Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys New Contract

DATE PREPARED:	August 31, 2000

PREPARED BY:	Karen A. Thalhammer

II.            ONLY THE FOLLOWING PHYSICIAN SERVICES ARE INCLUDED IN THE ALL-INCLUSIVE RATE AND ARE NOT SEPARATELY BILLED:

NONE

III.           ONLY THE FOLLOWING OTHER PROVIDER SERVICES MAY BE BILLED FEE-FOR-SERVICE BY SUCH PROVIDER AND ARE NOT INCLUDED IN THE ALL-INCLUSIVE CONTRACT RATE:

NONE

APPENDIX B

1.0                                 Fair Employment Practices

(a)                                  In the performance of this Contract, the Provider shall not discriminate against any employee or applicant for employment because of race, color, religion, ancestry, sex, age, national origin, physical handicap, mental condition, sexual orientation, or marital status.  The Contractor shall take affirmative action to ensure that applicants are employed and that employees are treated during employment without regard to their race, color, religion, ancestry, sex, age, national origin, mental condition, physical handicap, marital status, or sexual orientation.  Such action shall include, but not be limited to the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising, layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.  The Contractor shall post in conspicuous places, available to employees and applicants for employment, notices to be provided by the State setting forth the provisions of this Fair Employment Practices section.

(b)                                 The Provider shall permit access to his records of employment, employment advertisements, application forms, and other pertinent data and records by the State Fair Employment and Housing Commission, or any other agency of the State of California designated by the State, for the purposes of investigation to ascertain compliance with the Fair Employment Practices section of this Contract.

(c)                                  Remedies for Unlawful Employment Practice:

(1)                                  The State may determine an unlawful practice under the Fair Employment Practices section of this Contract to have occurred upon receipt of a final judgment having that effect from a court in an action to which Provider was a party, or upon receipt of a written notice from the Fair Employment and Housing Commission that it has investigated and determined that the Provider has violated the provisions of the Fair Employment and Housing Act and has issued an order, under Government Code Section 12970, which has become final.

(2)                                  For unlawful practices under this Fair Employment Practices section, the State shall have the right to terminate this Contract after a determination pursuant to (c)(1) of this section has been made.

Any loss or damage sustained by the State in securing a replacement provider to render the services contracted for under this Contract shall be borne and paid for by the Provider and the State may deduct from any moneys due to that thereafter may become due to the Provider, the difference between the price named in the contract and the actual cost thereof to the State.

(d)                                 Provider agrees to comply with Title 2, Division 3, Part 2.8 (Government Code Sections 12900 et seq.), any amendments thereto, and any regulation adopted pursuant to that part.

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2.0                                 Nondiscrimination in Services, Benefits and Facilities

(a)                                  The Provider shall not discriminate in the provision of services because of race, color, religion, national origin, sex, age, mental or physical handicap or sexual orientation as provided by state and federal law.

(b)                                 For the purposes of this Contract, distinctions on the grounds of race, color, religion, national origin, age or mental or physical handicap or sexual orientation include but are not limited to the following:  denying a beneficiary any service or benefit which is different, or is provided in a different manner or at a different time from that provided other beneficiaries under this Contract; subjecting a beneficiary to segregation or separate treatment in any matter related to his receipt of any service; restricting a beneficiary in any way in the enjoyment, advantage or privilege enjoyed by others receiving any service or benefit; treating a beneficiary differently from others in determining whether the beneficiary satisfied any admission, eligibility, other requirement or condition which individuals must meet in order to be provided any benefit; the assignment of times or places for the provision of services on the basis of the race, color, religion, national origin, age, mental or physical handicap or sexual orientation of the beneficiaries to be served.

(c)                                  The Provider shall take affirmative action to ensure that services to intended beneficiaries are provided without regard to race, color, religion, national origin, sex, age, mental or physical handicap or sexual orientation.

3.0                                 Clean Air and Water

(This paragraph 3.0 applicable only if the Contract exceeds $100,000, or the Federal Contracting Officer or State has determined that orders under an indefinite quantity contract in anyone year will exceed $100,000, or a facility to be used has been the subject of a conviction under the Clean Air Act (42 USC 1857c-8 [c][l]) or the Federal Water Pollution Control Act (33 USC 1319[c]) and is listed by EPA, or the contract is not otherwise exempt.)

(a)                                  The Provider agrees as follows:

(1)                                  To comply with all the requirements of Section 114 of the Clean Air Act, as amended (42 USC 1857, et seq., as amended by Pub.L., 91-604) and Section 308 of the Federal Water Pollution Control Act (33 USC 1251 et seq., as amended by Pub.L., 92-500), respectively relating to inspection monitoring, entry, reports, and information, as well as other requirements specified in Section 114 and Section 308 of the Air Act and the Water Act, respectively, and all regulations and guidelines issued thereunder before the award of this Contract.

(2)                                  No obligation required by this Contract will be performed in a facility listed on the Environmental Protection Agency List of Violating Facilities on the date when this contract was executed unless and until the EPA eliminates the name of such facility or facilities from such listing.

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(3)           To use its best efforts to comply with clean air standards and clean water standards at the facility in which the services are being performed.

(4)           To insert the substance of the provisions of this Paragraph 3.0 into any written delegation.

(b)                                 The terms used in this Paragraph have the following meanings:

(1)           The term “Air Act” means the Clean Air Act, as amended (42 USC 1857 et seq., as amended by Pub.L., 91-604) .

(2)           The terms “Water Act” means Federal Water Pollution Control Act, as amended (33 USC 1251 et seq., as amended by Pub.L., 92-500).

(3)           The term “clean air standards” means any enforceable rules, regulations, guidelines, standards, limitations, orders, controls, prohibitions, or other which are contained in, issued under, or otherwise adopted pursuant to the Air Act or Executive Order 11738, an approved implementation procedure or plan under section 110(d) of the Clean Air Act (42 USC 1857c-5[d]), an approved implementation procedure or plan under section 111(c) or section 111(d), or an approved implementation procedure under section 112(d) of the Air Act (42 use 1857c-7[d]).

(4)           The terms “clean water standards” means any enforceable limitation, control, condition, prohibition, standard, or other requirement which is promulgated pursuant to the Water Act or contained in a permit issued to a discharger by the Environmental Protection Agency or by a state under an approved program, as authorized by Section 402 of the Water Act (33 USC 1317).

(5)           The term “compliance” means compliance with clean air or water standards.  Compliance shall also mean compliance with a schedule or plan ordered or approved by a Court of competent jurisdiction, the Environmental Protection Agency or an air or water pollution control agency in accordance with the requirements of the Air Act or Water Act and regulations issued pursuant thereto.

(6)           The term “facility” means any building, plan, installation, structure, mine, vessel or other floating craft, location, or site of operations, owned, leased, or supervised by a Provider or delegate, to be utilized in the performance of a contract of delegation.  Where a location or site of operations contains or includes more than one building, plant, installation, or structure, the entire location or site shall be deemed to be a facility except where the Director, Office of Federal Activities, Environmental Protection Agency, determines that independent facilities are collected in one geographical area.

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4.0                                 Utilization of Small Business Concerns

(a)           It is the policy of the Federal Government and the State as declared by the Congress and the State Legislature that a fair proportion of the purchases and contracts for supplies and services for the State be placed with small business concerns.

(b)           The Provider shall accomplish the maximum amount of delegation to and purchased of goods or services from small business concerns that the Contractor finds to be consistent with the efficient performance of this Contract.

5.0                                 Utilization of Minority Business Enterprises

(a)           It is the policy of the Federal Government and the State that minority business enterprises shall have the maximum practicable opportunity to participate in the performance of State contracts.

(b)           The Provider agrees to use its best efforts to carry out this policy in its delegations and purchases of goods and services to the fullest extent consistent with the efficient performance of this Contract.  As used in this Contract, the terms “minority business enterprise” means a business, at least 50 percent of which is owned by minority group members or, in the case of public owned business, at least 51 percent of the stock of which is owned by minority group members.  For the purpose of this definition, minority group members are Black, Asian, Spanish-speaking/Surnamed, Filipino, Polynesian, American Indian, or Alaskan Native.  Non-minority women-owned firms may be included when business is 50 percent owned and operated by a woman and the co-owner is not her husband, or 51 percent (or greater) when owned and operated by a woman and the co-owner is her husband, and/or is publicly owned.  Providers may rely on written representations from businesses regarding their status as minority business enterprises in lieu of an independent investigation.

6.0                                 Provision of Bilingual Services

(a)           When the community potentially served by the Provider consists of non-English or limited-English speaking persons, the Provider shall take all steps necessary to develop and maintain an appropriate capability for communicating in any necessary second language, including, but not limited to the employment of, or contracting for, in public contact positions of persons qualified in the necessary second languages in a number sufficient to ensure full and effective communication between the non-English and limited-English speaking applicants for, and beneficiaries of, the facility’s services and the facility’s employees.

Provider may comply with this paragraph 6.0 by providing sufficient qualified translators to provide translation

4

in any necessary second language for any patient, caller or applicant for service, within ten minutes of need for translation.  Provider shall maintain immediate translation capability in the emergency room when five percent of the emergency room patients or applicants for emergency room services are non-English or limited-English speaking persons.

Provider shall provide immediate translation to non-English or limited English speaking patients whose condition is such that failure to immediately translate would risk serious impairment.  Provider shall post notices in prominent places in the facility of the availability of translation in the necessary second languages.

(b)                                 As used in this Paragraph:

(1)           “Non-English or limited English speaking persons” refers to persons whose primary language is a language other than English;

(2)           “Necessary second language” refers to a language, other than English, which is the primary language of at least five percent (5%) of either the community potentially served by the contracting facility or of the facility’s patient population; and

(3)           “Community potentially served by the contracting facility” refers to the geographic area from which the facility derives eighty percent (80%) of its patient population.

(4)           “Qualified translator” is a person fluent in English and in the necessary second language, familiar with medical terminology, and who can accurately speak, read, write and readily interpret in the necessary second language.

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CONTRACT FOR HOSPITAL INPATIENT SERVICES

Amendment No. 1

Contract No.:	00-83123

Hospital:	ALTA HOLLYWOOD HOSPITALS, INC. dba: HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD

Address:	6245 De Longpre Avenue Hollywood, CA 90028

AND

Hospital:	ALTA HOLLYWOOD HOSPITALS, INC. dba: HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS

Address:	Address: 14433 Emelita Street Van Nuys, CA 91401

TERMS OF THIS CONTRACT AMENDMENT MUST REMAIN CONFIDENTIAL AND NOT SUBJECT TO PUBLIC DISCLOSURE UNTIL:

SERVICES: 01-24-03

PER DIEM RATE: 01-24-05

CONFIDENTIAL
DO NOT RELEASE
Exempt From Public Records Act
Government Code Section 6254 [q]

AMENDMENT NO.  1 TO CONTRACT NO. 00-83123 BETWEEN THE STATE OF CALIFORNIA AND ALTA HOLLYWOOD HOSPITALS, INC., DOING BUSINESS AS HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD AND HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS.

WHEREAS, the State of California, hereinafter designated “the State”, and ALTA HOLLYWOOD HOSPITALS, INC., doing business as HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD and HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS, hereinafter designated “the Provider”, entered into a contract (Contract No.  00-83~23) for provision of inpatient hospital services effective, September 14, 2000;

NOW THEREFORE, in accordance with the provisions for renegotiation and modification set forth in Article 6, Section 6.11 of said Contract, the Contract is amended as follows:

Paragraph One - Amendment of 4.1 - Rate Structure; Contingent Liability of State

4.1 - Rate Structure; Contingent Liability of State is hereby amended to read:

Provided that there shall first have been a submission of claims in accordance with Paragraph 4.3 of this Contract, the Provider shall be paid at the all-inclusive rate per patient per day of *** for inpatient services provided to beneficiaries.

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Paragraph Two - Addition of 6.22 - Prohibition Against Use of State Funds to Assist, Promote, or Deter Union Organizing

6.22 - Prohibition Against Use of State Funds to Assist, Promote, or Deter Union Organizing is hereby added as follows:

In accordance with Government Code Section 16645, et seq. Contractor shall not use State funds to assist, promote, or deter union organizing during the life of this Contract, including any extensions or renewals of this Contract.

Paragraph Three - Effective Date of Contract Amendment

If this Amendment is signed by the Provider and returned to the California Medical Assistance Commission within thirty (30) days of January 24, 2002, then the Contract changes agreed to in this Amendment shall be effective on January 24, 2002.  If this Amendment is not signed and returned within thirty days.  then the Contract changes agreed to in this Amendment shall be effective on the date the Contract is signed by both parties.

2

Paragraph Four - Incorporation of Contract Rights, Duties and Obligations

All other terms and provisions of said Contract shall remain in full force and effect, so that all rights, duties and obligations, and liabilities of the parties hereto otherwise remain unchanged.

3

EXECUTION

This Contract shall be deemed duly executed and binding upon execution by both Parties below.

Executed on January 16, 2002, at
Santa Monica, Calif. 90405
(City, State, Zip)

Alta Hollywood Hospitals, Inc.
Hospital

By:
Signature

David Topper CEO
Type Name and Title

Executed on February 13, 2002, at Sacramento, California

STATE OF CALIFORNIA

By:
Diana M. Bontá, R.N., Dr., P.H.
Director
Department of Health Services

4

CONTRACT FOR HOSPITAL INPATIENT SERVICES

Amendment: No. 2

Contract No.:	00-83123

Hospital:	ALTA HOLLYWOOD HOSPITALS, INC. dba: HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD

Address:	6245 De Longpre Avenue Hollywood, CA 90028-8253

AND

Hospital:	ALTA HOLLYWOOD HOSPITALS, INC. dba: HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS

Address:	Address: 14433 Emelita Street Van Nuys, CA 91401-4213

Provider No.:

TERMS OF THIS CONTRACT AMENDMENT MUST REMAIN CONFIDENTIAL AND NOT SUBJECT TO PUBLIC DISCLOSURE UNTIL:

SERVICES: 03-10-06

PER DIEM RATE: 03-10-09

CONFIDENTIAL
DO NOT RELEASE
Exempt From Public Records Act
Government Code Section 6254 [q]

AMENDMENT NO. 2 TO CONTRACT NO. 00-83123 BETWEEN THE STATE OF CALIFORNIA AND ALTA HOLLYWOOD HOSPITAL, INC., DOING BUSINESS AS HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD AND HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS.

WHEREAS, the State of California, hereinafter designated “the State”, and Alta Hollywood Hospital, Inc., doing business as Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys I hereinafter designated “the Provider,” entered into a contract (Contract No. 00-83123) for provision of inpatient hospital services effective September 14, 2000 and subsequently amended;

NOW THEREFORE, in accordance with the provisions for renegotiation and modification set forth in Article 6, Paragraph 6.11 of the Contract, the Contract is amended as follows:

Paragraph One - Amendment of 3.4 - Appointment of Liaisons and Agency Status of Provider’s Liaison

3.4 - Appointment of Liaisons an Liaison is hereby amended to read:

1

(a)           Provider shall designate in writing a person to act as liaison to the Department.  Such person shall coordinate all communications between the parties.  The written designation of such person shall constitute the conferral of full agency powers to bind the Provider as principal in all dealings with the Department.

(b)           The Department shall designate a liaison in conformity with the procedures and with such authority as specified in Paragraph 6.8 of this Contract.  Communications to the Department shall be submitted to its liaison at the following address:

Contract Officer

Medi-Cal Operations Division

P.O. Box 997419

MS 4506

Sacramento, CA 95899-7419

Paragraph Two – Amendment of 3.7 - Open Staffing/Exclusive Staffing Contracts

3.7 - Open Staffing/Exclusive Staffing Contracts is hereby amended to read:

(a)           As a Selective Provider Contracting Program contractor, the Provider shall comply with Welfare and Institutions Code section 14087.28.

2

(b)           Notwithstanding Subparagraph (a) above and Welfare and Institutions Code section 14087.28, Provider may enter into exclusive contracts for the provision of pathology, radiology, and anesthesiology acute inpatient services, except for consulting services requested by the admitting physician.

(c)           The Parties acknowledge that although Paragraph 3.7 of this Contract and Section 14087.28 of the Welfare, and Institutions Code prohibit exclusive staffing arrangements for Selective Provider Contracting Program hospitals, their applicability is limited to physician staffing for acute inpatient services.  Therefore, contractual staffing arrangements to provide outpatient services are not contrary to Paragraph 3.7 of this Contract or Section 14087.28 of the Welfare and Institutions Code.

Paragraph Three - Amendment 4.1 - Rate Structure; Contingent Liability of State

4.1 - Rate Structure; Contingent Liability of State is hereby amended to read:

Provided that there shall first have been a submission of claims in accordance with Paragraph 4.3 of this Contract, the Provider shall be paid as follows:

3

(a)           For Inpatient Services provided to Beneficiaries, the all-inclusive rate per patient per day of ***.

(b)           Commencing March 10, 2006, for Inpatient Services provided to Beneficiaries, the all-inclusive rate per patient per day of ***.

Paragraph Four - Amendment of 4.2 - Rate Inclusive of Physician, Transportation and Certain Prior Patient Services

4.2 - Rate Inclusive of Physician, Transportation and Certain Prior Patient Services is hereby amended to read:

The rate structure under Paragraph 4.1 of this Contract is intended by both the State and Provider to be inclusive of all Inpatient Services rendered by the Provider and to constitute the State’s only financial obligation under this Contract.  As nonlimiting examples:

(a)           There shall be no separate billing by either the Provider or physicians for the services specified in Appendix A, Section II, rendered by physicians to Beneficiaries.

(b)           There shall be no separate billing for any transportation services required in providing Inpatient Services under this Contract.

4

(c)           There shall be no separate billing for any services rendered by the Provider within a 24-hour period prior to the Beneficiary’s admission as an inpatient, such as outpatient or emergency services, which are related to the condition for which the Beneficiary is admitted as an inpatient.  Such prior services shall be deemed Inpatient Services and included in the rates set under Paragraph 4.1.

Paragraph Five - Amendment of 4.3 - Billing Procedures as Express Conditions Precedent to State’s Payment Obligation

4 .3 - Billing Procedures as Express Conditions Precedent to State’s Payment Obligation is hereby amended to read:

(a)           As an express condition precedent to maturing the State’s payment obligation under Paragraph 4.1 of this Contract, the Provider shall determine that inpatient services rendered are not covered, in whole or in part, under any other state or federal medical care program or under any other contractual or legal entitlement, including, but not limited to, a private group indemnification or insurance program or workers I compensation.  To the extent that such coverage is available, the State’s payment obligation pursuant to Paragraph 4.1 shall be reduced.

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(b)           As a further express condition precedent to maturing the State’s payment obligation under Paragraph 4.1 of this Contract, the Provider shall submit claims to the fiscal intermediary for all services rendered under the terms of this Contract, in accordance with the applicable billing requirements contained in Title 22 of the California Code of Regulations.

(c)           A day of service shall be billed for each beneficiary who occupies an inpatient bed at 12:00 midnight in the facilities of the Provider.  However, a day of service may be billed if the beneficiary is admitted and discharged during the same day provided that such admission and discharge is not within 24-hours of a prior discharge.  Only one patient day of service may be billed for mother and newborn child (children) when both mother and newborn child (children) are inpatients of the hospital.

(d)           The State may from time to time adopt updated billing codes by means of regulation, Medi-Cal Provider Manual, Medi-Cal Update Bulletin, or similar instruction, which shall automatically replace the applicable billing codes expressly stated in this Contract and/or its appendices, without the need to amend this Contract as set forth in Paragraph 6.11.

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Paragraph Six - Amendment of 6.8 - Contract Officer - Delegation of Authority

6.8 - Contract Officer Delegation of Authority is hereby amended to read:

The Department will administer this Contract through a single administrator, the Contract Officer.  Until such time as the Director gives the Provider written notice of successor appointment, the person designated above shall make all determinations and take all actions necessary to administer this Contract, subject to the limitations of California laws and State administrative regulations.  No person other than the Contract Officer or the Director shall have the power to bind the Department relative to the rights and duties of the Contractor and the Department under this Contract, nor shall any other person be considered to have the delegated authority of” the Contract Officer or to be acting on his behalf unless the Contract Officer has expressly stated in writing that that person is acting as his authorized agent.

Paragraph Seven - Amendment of 6.9 - Notice

6.9 - Notice is hereby amended to read:

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Any notice required to be given pursuant to the terms and provisions of the Contract shall be in writing and shall be sent by certified mail, return receipt requested.  Department shall be sent to the following address:

Contract Officer

Medi-Cal Operations Division

P.O. Box 997419

MS 4506

Sacramento, CA 95899-7419

Notice to the Provider shall be sent to the Chief Executive Officer at the following address:

Hollywood Community Hospital of Hollywood

6245 De Longpre Avenue

Hollywood, CA 90028-8253

Paragraph Eight - Amendment of 6.15 - Termination Without Cause

6.15 - Termination Without Cause is hereby amended to read:

The Provider or the State may terminate this Contract without cause in accordance with this Paragraph.  Termination without cause shall be effected by giving written notice of the termination to the other party on or after November 10, 2006, and at least 120 days prior to the effective date of the termination and stating the effective date of the termination.

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Paragraph Nine - Deletion of 6.22 - Prohibition Against Use of State Funds to Assist, Promote, or Deter Union Organizing

6.22 - Prohibition Against Use of State Funds to Assist, Promote, or Deter Union Organizing is hereby deleted.

Paragraph Ten - Effective Date of Contract Amendment

If this Amendment is signed by the Provider and returned to the California Medical Assistance Commission within thirty (30) days of March 10, 2005, then the Contract changes agreed to in this Amendment shall be effective on March 10, 2005.  If this Amendment is not signed and returned within thirty days, then the Contract changes agreed to in this Amendment shall be effective on the date the Contract is signed by both parties.

Paragraph Eleven - Incorporation of Contract Rights, Duties and Obligations

All other terms and provisions of said Contract shall remain in full force and effect, so that all rights, duties and obligations, and liabilities of the parties hereto otherwise remain unchanged.

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EXECUTION

This Contract shall be deemed duly executed and binding upon execution by both Parties below.

Executed on March 2, 2005, at
Los Angeles, California
(City, State, Zip)

Alta Hollywood Hospitals, Inc
Hospital

By:
Signature

David Topper, Chief Executive Officer
Type Name and Title

Executed on 3/21/05, at
Sacramento, California

STATE OF CALIFORNIA

By:
Sandra Shewry
Director
Department of Health Services

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CONTRACT FOR HOSPITAL INPATIENT SERVICES

Amendment No. 3

Contract No.:	00 - 83123

Hospital:	ALTA	HOLLYWOOD HOSPITALS, INC.
	dba:	HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD

Address:	6245 De Longpre Avenue Hollywood, CA 90028 - 8253

AND

Hospital:	ALTA	HOLLYWOOD HOSPITALS, INC.
	dba:	HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS

Address:	Address:	14433 Emelita Street
Van Nuys, CA 91401 - 4213

CONFIDENTIAL
DO NOT RELEASE
Exempt From Public Records Act
Government Code Section 6254 [q]

AMENDMENT NO. 3 TO CONTRACT NO. 00 - 83123 BETWEEN THE STATE OF CALIFORNIA AND ALTA HOLLYWOOD HOSPITALS, INC., DOING BUSINESS AS HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD AND HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS.

WHEREAS, the State of California, hereinafter designated “the State”, and Alta Hollywood Hospitals, Inc., doing business as Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys, hereinafter designated “the Provider”, entered into a contract (Contract No. 00 - 83123) for provision of inpatient hospital services September 14, 2000 and subsequently amended;

NOW THEREFORE, in accordance with the provisions for renegotiation and modification set forth in Article 6, Paragraph 6.11 of the Contract, the Contract is amended as follows:

Paragraph One  -  Amendment of 3.5  -  Service Location

3 .5 – Service Location is hereby amended to read:

Inpatient Services rendered pursuant to this Contract shall be rendered at the following facilities:

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HOLLYWOOD COMMUNITY HOSPITAL OF HOLLYWOOD

6245 De Longpre Avenue

Hollywood, CA 90028 - 8253

And

HOLLYWOOD COMMUNITY HOSPITAL OF VAN NUYS

14433 Emelita Street

Van Nuys, CA 91401 - 4213

Paragraph Two - Amendment of 3.7 Open Staffing / Exclusive Staffing Contracts

3.7 – Open Staffing / Exclusive Staffing Contracts is hereby amended to read:

Pursuant to Welfare and Institutions Code section 14087.28, subdivision (b) , Provider is authorized to enter into an exclusive contract for the provision of pathology, radiology, and anesthesiology Inpatient Services, except for consulting services requested by the admitting physician.

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Paragraph Three - Amendment of 4.1 - Rate Structure: Contingent Liability of State

4.1 – Rate Structure; Contingent Liability of State is hereby amended to read:

Provided that there shall first have been a submission of claims in accordance with Paragraph 4.3 of this Contract, the Provider shall be paid as follows:

(a)           For Inpatient Services provided to Beneficiaries, the all-inclusive rate per patient per day of ***.

(b)           Commencing August 10, 2008, for Inpatient Services provided to Beneficiaries, the all-inclusive rate per patient per day of ***.

Paragraph Four - Amendment of 6.15 – Termination Without Cause

6.15 – Termination Without Cause is hereby amended to read:

The Provider or the State may terminate this Contract without cause in accordance with this Paragraph.  Termination without cause shall be  effected by giving written notice of the termination to the other party on or after July 10, 2009 and at

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least 120 days prior to the effective date of the termination and stating the effective date of the termination.

Paragraph Five - Addition of 6.30 - Employee Education About False Claims Recovery

6.30 – Employee Education About False Claims Recovery is hereby added, which reads as follows:

Provider shall comply with 42 USC Section 1396a(a) (68), Employee Education About False Claims Recovery, as a condition of receiving payments under this Contract.  Upon request by the Department, Provider shall demonstrate compliance with this provision, which may include providing the Department with copies of Provider’s applicable written policies and procedures and any relevant employee handbook excerpts.

Paragraph Six – Amendment of Appendix A

Appendix A is hereby amended to read as attached to this amendment.

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Paragraph Seven – Effective Date of Contract Amendment

If this Amendment is signed by the Provider and returned to the California Medical Assistance Commission within thirty (30) days of May 10, 2007, then the Contract changes agreed to in this Amendment shall be effective on May 10, 2007.  If this Amendment is not signed and returned within thirty days, then the Contract changes agreed to in this Amendment shall be effective on the date the Contract is signed by both parties.

Paragraph Eight – Incorporation of Contract Rights, Duties and Obligations

The terms in this Amendment shall have no retroactive effect on any Department audit determinations or related appeals for dates of service prior to the effective date of this Amendment.  All other terms and provisions of said Contract shall remain in full force and effect, so that all rights, duties and obligations, and liabilities of the parties hereto otherwise remain unchanged.

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EXECUTION

This Contract shall be deemed duly executed and binding upon execution by both Parties below.

Executed on May 3, 2007, at
Los Angeles, CA
(City, State, Zip)

Hollywood Community Hospital of Hollywood
Hospital

By:
Signature

David Topper, Chief Executive Officer
Type Name and Title

Executed on May 3, 2007, at

Sacramento, California

STATE OF CALIFORNIA

By:
Sandra Shewry
Director
Department of Health Services

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APPENDIX A

HOSPITAL NAME:	Hollywood Community Hospital of Hollywood & Van Nuys

CONTRACT:	00 - 83123, A - 03

EFFECTIVE DATE:	May 10, 2007

I.                                         Provider shall provide a Medi-Cal Beneficiary his/her specific Medi-Cal benefit Inpatient Services if Provider renders those same services to a non-Medi-Cal beneficiary, without exception.

As of the effective date of this Appendix A, the common acute and/or intensive Inpatient Services listed below are not directly, or indirectly, provided by Provider to any patients regardless of payor source, i.e., Medi -Cal, Medicare, private pay, commercial insurance, third-party payor, or other payor source.

If any of the Inpatient Services below are subsequently made available to non-Medi-Cal patients and are a Medi-Cal benefit, Provider shall provide such services to Medi -Cal Beneficiaries at the all inclusive, general acute care hospital (GACH) per diem rate(s) specified in Paragraph 4.1 of this Contract.

REVENUE CODES
OBSTETRIC - PRIVATE	112
OBSTETRIC - SEMI-PRIVATE 2 BEDS	122
OBSTETRIC - SEMI-PRIVATE 3 OR 4 BEDS	132
OBSTETRIC - WARD (MEDICAL OR GENERAL)	152
PEDIATRIC - PRIVATE	113
PEDIATRIC - SEMI-PRIVATE 2 BEDS	123
PEDIATRIC - SEMI-PRIVATE 3 OR 4 BEDS	133
PEDIATRIC - WARD (MEDICAL OR GENERAL)	153
REHABILITATION - PRIVATE	118
REHABILITATION - SEMI-PRIVATE 2 BEDS	128
REHABILITATION - SEMI-PRIVATE 3 OR 4 BEDS	138
REHABILITATION WARD (MEDICAL OR GENERAL)	158
NURSERY, GENERAL CLASSIFICATION	170
NURSERY, NEWBORN LEVEL I	171
NURSERY, NEWBORN LEVEL II	172
NURSERY, NEWBORN LEVEL III	173
NURSERY, NEWBORN LEVEL IV	174
INTENSIVE CARE, PEDIATRIC	203
INTENSIVE CARE, INTERMEDIATE ICU	206
INTENSIVE CARE, BURN CARE	207
INTENSIVE CARE, TRAUMA	208
CORONARY CARE, GENERAL CLASSIFICATION	210
CORONARY CARE, MYOCARDIAL INFARCTION	211

The state may from time to time adopt updated billing codes by means of regulation, Medi-Cal Provider Manual, Medi-Cal Update Bulletin, or similar instruction, which shall automatically replace the applicable billing codes expressly stated in this Contract and/or its appendices, to the extent the

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service remains a Medi-Cal benefit, without the need to amend this Contract as set forth in Paragraph 6.11.

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CORONARY CARE, PULMONARY CARE	212
CORONARY CARE, INTERMEDIATE CCU	214
CORONARY CARE, OTHER	219
LITHOTRIPSY, GENERAL CLASSIFICATION	790

Inpatient Transplant Services

TRANSPLANT RELATED SERVICE	ICD-9 PROCEDURE CODE*
BONE MARROW	41.01, 41.02, 41.03, 41.04, 41.05, 41.07, 41.08 or 41.09
HEART	37.5 or 37.51
HEART-LUNG	33.6
KIDNEY	55.61 or 55.69
COMBINED KIDNEY/PANCREAS	52.80 and 55.61 or 55.69
PANCREAS	55.69
LIVER	50.51 or 50.59
SMALL BOWEL	46.97
COMBINED LIVER/SMALL BOWEL	46.97 and 50.59
LUNG	33.50, 33.51 or 33.52

*Billed in conjunction with Revenue Code 201 or 203

CPT-4 CODES
CARDIAC CATHETERIZATION	93501-93562
CARDIOVASCULAR SURGERY	33010-37799
ABORTIONS	59840-59857
STERILIZATION	55250,55450,56301,56302
STERILIZATION	58600,58605,58611,58615
NEUROSURGERY	61000-64999
CORNEAL TRANSPLANTS	65710,65730,65750,65755
RADIATION THERAPY	77261-77499,77750-77799
THERAPEUTIC NUCLEAR MEDICINE	79000-79999
MAGNETIC RESONANCE IMAGING	70336,70540
MAGNETIC RESONANCE IMAGING	70551-70553,71550
MAGNETIC RESONANCE IMAGING	72141-72142,72146-72149
MAGNETIC RESONANCE IMAGING	72156-72158,72196
MAGNETIC RESONANCE IMAGING	73220-73221,73720-73721
MAGNETIC RESONANCE IMAGING	74181,75552,75554-75556
MAGNETIC RESONANCE IMAGING	76093-76094,76400
HYPERBARIC OXYGEN	99183

The state may from time to time adopt updated billing codes by means of regulation, Medi-Cal Provider Manual, Medi-Cal Update Bulletin, or similar instruction, which shall automatically replace the applicable billing codes expressly stated in this Contract and/or its appendices, to the extent the service remains a Medi-Cal benefit, without the need to amend this Contract as set forth in Paragraph 6.11.

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II.                                  Professional physician fees, excluding technical fees, for the following services provided during an acute and/or intensive inpatient admission are included in Provider’s all inclusive per diem rate(s) specified in Paragraph 4.1 of this Contract and must not be separately claimed to the Medi-Cal Program by Provider, the physician(s) providing the service, or other claimant.  Professional physician fees for services not listed below may be separately claimed using applicable Medi-Cal Billing and Payment Policies for reimbursement.

NONE

III.                              The following allied health professional services, durable medical equipment, and other listed items provided during an acute and/or intensive inpatient stay are not included in the all inclusive per diem rate(s) specified in Paragraph 4.1 of this Contract, and may be separately claimed.

NONE

The state may from time to time adopt updated billing codes by means of regulation, Medi-Cal Provider Manual, Medi-Cal Update Bulletin, or similar instruction, which shall automatically replace the applicable billing codes expressly stated in this Contract and/or its appendices, to the extent the service remains a Medi-Cal benefit, without the need to amend this Contract as set forth in Paragraph 6.11.

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